Global Communications

www.j2global.com

Investor Presentation

(Based upon Fourth Quarter & Year-End 2002 results)

February 2003

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slides entitled "Tax Considerations (2003)" and "2003 Financial Guidance". These forward looking statements are based on management's current expectations or beliefs as of February 5, 2003 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Such statements address the following subjects:

- Future operating results
- Subscriber growth and retention
- Earnings growth and expectations
- New products, services and features
- Corporate spending
- Liquidity
- Network capacity and coverage
- Regulatory developments
- Taxes

All information in this presentation speaks as of February 5, 2003 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

- Limitations on the Company's ability to continue to grow or sustain the rate of growth of its customer base and/or the rate of revenue growth from the customer base
- Inability to obtain telephone numbers in sufficient quantities, in desirable locations or area codes, and/or on acceptable terms.
- Inability to successfully introduce new products and services
- Uncertainties regarding protection of intellectual property or violation of intellectual property of others
- Factors relating to taxes, including limitations on the usability of the Company's net operating loss carry-forward
- Factors relating to increased competition and limitations on the Company's ability to maintain or grow market share
- The risk of reduced earnings due to increased opportunistic marketing expense
- The risk of loss of services of executive officers and other key employees
- The risk of adverse changes in the U.S. and global regulatory environment for unified communications and telecommunications
- Risks associated with technological change and/or adverse effects on our services from breaches of security or spamming
- Other factors set forth in the Company's filings with the Securities and Exchange Commission

j2 Global delivers business critical communication and messaging services to individuals and corporations throughout the world.

What we do...



Inbound (Receive)
Fax
Voicemail
j2
975+ Cities Worldwide
Proprietary IP Control Structure
j2 Message Bus
Internet
Network Management
Tracking
Billing
Customer Care
Security
Outbound (Send)
Create a document
Internet
j2 Message Bus
Proprietary IP Control Structure

Unique Assets

4.3 million subscribed phone numbers

Global advanced messaging network

- 975+ cities in 18 countries on 5 continents
- 5.5MM+ unique telephone numbers (DIDs) worldwide, and growing

Patented technology

- 5 issued U.S. Patents, with 9 Patents pending

Expertise

- Telecom, messaging, Internet, Web-marketing, direct sales, transaction processing
- Customer migration from Free → Paid → Corporate

Strong financial position

Q4 Revenue:	$14.0 MM	Q4 GAAP Earnings:	$ 5.3 MM
FY 2002 Revenue:	$48.2 MM	FY 2002 GAAP Earnings:	$14.3 MM

- Financial growth
  - 23 consecutive quarters of revenue growth
  - 7 consecutive quarters of positive EBITDA
  - 4 consecutive quarters of GAAP Earnings
  - $32.7 MM of cash *and growing* / Virtually debt free

Market Sizes

Fax

- Estimated $80B+ annual spend on transmission costs worldwide, of which approximately one-half is estimated to be for the inbound receipt of faxes
- j2 Global is estimated to have 40%+ of the inbound fax supplier market

Voicemail

- 76MM+ enterprise voicemail boxes in use at end of 2000
- Significant outsource service opportunity

Conferencing Services

- Estimated at more than $2B in 2000
- Expected to approach $14B worldwide by 2005

Source: Davidson Consulting, "Messaging Services 2001-2006", 2002; Peter Davidson; Dataquest/Gartner, Inc.

Sales Channels

Web

- Target individual users
- Targeted marketing over the Web
- Use of Web-based marketing tools

Corporate

- Direct sales force to SMEs and large corporations
- TeleSales to smaller businesses
- Resellers

Licensed Services

- Opportunistically license j2 Global's intellectual property and know how
- PaperMaster license fees
- Royalty revenue from non-core assets

Significant interdependency between Sales Channels

Web Channel Services

Fax

- Inbound fax-to-email
- Desktop sending (format independent)
- Unique subscriber telephone number

+ Voice

- Inbound voicemail-to-email
- Web-initiated Conference Calling

Revenue Sources

- Monthly recurring
- Sign-up fees
- Usage-based
- Advertising

Marketing

- Word of mouth / Branding / Advertising / CPA / TeleSales
- Lifecycle Management process

Status (as of 12/31/02)

- More than 4.2 MM subscribed phone numbers
- Including 226,800 direct Paid phone numbers (DIDs)

Corporate Channel Services

Fax

- Inbound fax-to-email
- Desktop sending (format independent)
- Web-based Broadcast Faxing
- Centralized on-line account administration
- Secure fax

Voice Services

- Web-initiated Conference Calling

Revenue Sources

- License fees
- Monthly recurring
- Usage-based

Marketing

- Direct sales force / TeleSales
- Corporate Web-site leads (*www.j2Corporate.com*)
- Leads from existing databases of Web channel customers

Status (as of 12/31/02)

- 1,200+ corporate clients using j2 Global telephone numbers
- 43,300+ unique telephone numbers deployed

Corporate Channel Markets

- Financial institutions
- Law firms & corporate legal departments
- Real estate
- Hospitality
- Medical
- Government
- Remote workers & "road warriors"

Critical Features

- Security
- Privacy
- Efficiency
- Cost

Paid Telephone Numbers (DIDs)


Paid Telephone Numbers (DIDs)
270,000
250,000
230,000
210,000
190,000
170,000
150,000
130,000

	12/31/2001	3/31/2002	6/30/2002	9/30/2002	12/31/2002
Corporate	20,000	23,265	28,480	34,480	43,331
Web Paid	170,000	183,844	197,996	212,001	226,863
TOTAL PAID DIDs	190,000	207,109	226,476	246,482	270,194
Free	4.2 MM	4.3 MM	4.3 MM	4.3 MM	4.0 MM
TOTAL DEPLOYED DIDs	4.4 MM	4.5 MM	4.5 MM	4.6 MM	4.3 MM

Metrics

	Q1 '02	Q2 '02	Q3 '02	Q4 '02
Paid Web Channel				
Number of Deployed DIDs	183,844	197,996	212,001	226,863
Net DID Additions	13,844	14,152	14,005	14,862
ARPU / Month	$12.79	$13.13	$13.42	$13.62
Corporate Channel				
Number of Deployed DIDs (1)	23,265	28,480	34,480	43,331
Net DID Additions	3,265	5,215	6,000	8,851
Number of Accounts (1)	858	1,014	1,219	1,257

(1) Small Corporate accounts and DIDs are routinely moved to the Web channel

Global Network Presence


j2 Global Network
Hong Kong
Asia/Pacific
The Americas
Europe

975+ cities in 18 countries on 5 continents

• to be deployed

Product Roadmap


IP
Fax
Document
Management
Voice
Services
Unified
Messaging
& Comm.
Services

IP Fax

- Inbound Fax to Email
- Outbound Fax via Email
- Fax broadcasting
- Secure fax

- OCR
- Fax storage/archive
- New notification methods

Document Management

- ProtoFax®
- Messenger
- HotSend®
- PaperMaster98®

- PaperMaster+

Voice Services

- Inbound VM to Email
- Voicemail management
- Telephone access
- Web-based Conference Calling

- Enhanced voicemail
- Find me/Follow me
- Call screening
- Voicemail interrupt
- Collaboration

Unified Messaging & Comm. Services

- Integrated Email, voicemail & fax services

- "Instant Messaging" integration
- Internet access

■ -Currently offered
■ -Future opportunities

Competition: Barriers to Entry

Global Network

- 975+ cities in 18 countries on 5 continents
- Built & maintain 54 Telco relationships
- Access to 5.5MM+ local telephone numbers (DIDs)

Critical Mass of Subscribed DIDs

- 4.0MM+ "Free" DIDs provides meaningful advertising revenue
- Large Paid Web Channel base produces profitability
- Both "Free" and Paid subscriber base provide Corporate Channel with ready-made leads
- Web channel acts as incubator for new services

Expertise in:

- Telecommunications
- Internet & e-Commerce
- Web-based Marketing
- Transaction billing and customer support
- Customer migration from Free → Paid → Corporate

Strong Balance Sheet/Clean Financials

Patents

Financial Highlights

Historical Revenue Growth


$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
(Millions)
23 consecutive quarters
of revenue growth
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02

Quarterly Revenue

	2001	2002				
	FY	Q1	Q2	Q3	Q4	FY
Subscriber	$29,096	$9,370	$10,427	$11,551	$12,956	$44,304
Quarter-to-Quarter Growth		12.1%	11.3%	10.8%	12.2%	
Year-to-Year Growth						52.3%
Advertising	2,137	827	705	783	715	3,030
Quarter-to-Quarter Growth		-7.7%	-14.8%	11.1%	-8.7%	
Year-to-Year Growth						41.8%
Licensed Srvs & Other	2,020	183	174	169	354	880
Total Revenue	$33,253	$10,380	$11,306	$12,503	$14,025	$48,214
Quarter-to-Quarter Growth		8.4%	8.9%	10.6%	12.2%	
Year-to-Year Growth						45.0%

Quarterly Revenue by Channel

	2001	2002				
	FY	Q1	Q2	Q3	Q4	FY
Web	$24,989	$7,733	$8,292	$9,031[1]	$9,844[1]	$34,900
Quarter-to-Quarter Growth		6.9%	7.2%	8.9%	9.0%	
Year-to-Year Growth						39.7%
Corporate	6,298	2,464	2,840	3,303[1]	3,827[1]	12,434
Quarter-to-Quarter Growth		22.0%	15.3%	16.3%	15.9%	
Year-to-Year Growth						97.4%
Licensed Services	1,182	166	159	160	185	670
Other	784	17	15	9	169	210
Total Revenue	$33,253	$10,380	$11,306	$12,503	$14,025	$48,214
Quarter-to-Quarter Growth		8.4%	8.9%	10.6%	12.2%	
Year-to-Year Growth						45.0%

(1) Certain credit card-based accounts were reclassified in Q3 and Q4 2002 from the Corporate channel to the Web channel.

Cost Trends



$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
(Millions)
G&A
COGS
Sales & Marketing*
Engineering
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02

*In Q4 2002, excludes a one-time recovery of a marketing payment of $694,000

Earnings & Free Cash Flow



$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.0
$2.0
$3.0
$4.0
(Millions)
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
GAAP Net Earnings
Free Cash Flow*

*Net cash provided by operating activities, less capital expenditures.

Tax Considerations

Net Operating Loss (NOL)

- $115MM in total NOL
- $65MM substantially unusable (due to change of control)
- Approx. $50MM currently available to off-set 2002 and future taxes

Tax Credits

- California R&D tax credits
- Stock Option off-sets

California Taxes

- State suspended use of NOL retroactive to tax-year 2002 and continuing through tax-year 2003
- Company expects to incur, for financial reporting purposes, up to 5% effective tax rate

2003 Financial Guidance

	Q1 2003	Year-End 2003
Revenue	$14.7 – $15.1MM	$66.0 – $69.0MM
EBT per Share (1)	$0.39 – $0.42	$1.75 – $1.95
Net Earnings Per Share (2)	$0.38 – $0.40	$1.65 – $1.85

(1) Earnings Before Taxes
(2) Assumes fully diluted shares of 12,356,278; the number of outstanding as of January 31, 2003

Recent Events

- Expanded services into China (Hong Kong) through the acquisition of Cyberbox
- Launched PaperMaster® upgrade
- Launched Secure Fax offerings for Corporate accounts
- Analyst coverage initiated by:
  - First Albany
  - Rodman & Renshaw
  - Sidoti & Company
- j2 Global's network now provides local numbers in more than 975 locations in 18 countries worldwide
- Named Deloitte & Touche as auditor

j2 ™

Global